Exhibit 99.2

Marcellus NGL & Shale Gas Infrastructure Summit August 24, 2011 Canonsburg, PA Scott Garner Marcellus Shale Gas & NGL Infrastructure Requirements

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

MarkWest Key Investment Considerations

High-Quality, Diversified Assets

- Leading presence in five core natural gas producing regions of the U.S.
- Key long-term contracts with high-quality producers to develop the Marcellus Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation

Proven Track Record of Growth and Customer Satisfaction

- No incentive distribution rights, which drives a lower cost of capital
- Distributions have increased by 180% (12% CAGR) since IPO
- ~$2.3 billion in organic growth and expansion projects and 12 acquisitions totaling ~$1.1 billion since IPO
- Proven ability to expand organizational capabilities
- Since 2006, MarkWest has ranked #1 or #2 in EnergyPoint customer satisfaction survey

Substantial Growth Opportunities

- 2011 growth capital forecast of $675 million to $700 million (including the $230 million Langley/Ranger acquisition from EQT Corporation)
- Growth projects are well diversified across the asset base and increase percentage of fee-based net operating margin
- Long-term organic growth opportunities focused on resource plays

Strong Financial Profile

- Committed to maintaining strong financial profile
  - Debt to book capitalization of 44%
  - Debt to Adjusted EBITDA of 3.2x
  - Adjusted EBITDA to Interest Expense of 4.4x
  - Established relationships with joint venture partners, which provides capital flexibility

MARKWEST ENERGY PARTNERS, L.P.
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Geographic Footprint



Utica Shale
Corporate Office
Marcellus Shale
Woodford Shale
Granite Wash Formation
Haynesville Shale
Huron/Berea Shale

▲ SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 580 MMcf/d processing capacity
- Arkoma Connector Pipeline JV
- Infrastructure under construction
  - 75 MMcf/d Arapaho processing expansion

● NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 260,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Infrastructure under construction
  - Langley processing expansion
  - Complete Ranger NGL pipeline

● LIBERTY
- Marcellus Shale
- JV with The Energy & Minerals Group
- 325 MMcf/d gathering capacity
- 625 MMcf/d cryogenic processing
- Infrastructure under construction
  - 320 MMcf/d processing capacity
  - 60,000 Bbl/d fractionator
- Planned 50,000 Bbl/d Mariner East and 50,000 Bbl/d Mariner West ethane projects

■ GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P. 4

Growth Driven by Customer Satisfaction 5 Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

6 Resource Play Economics % Cost Inflation Scenario on NYMEX Breakeven Price For 15% ATAX ROR ($ per MMBtu) May 23, 2011

Diverse Gathering Volumes in Major Producing Basins Great customer service + Great resource plays + Great execution = Growth for Markwest 7 CAGR = 15%

Shale Gas & NGL Development

U.S. Natural Gas Production Forecast by Source 9 Source : EIA 2011 Annual Energy Outlook

Surging Shale Gas Production 10 Source : Credit Suisse

Basin Internal Rates of Return 11 Basin Internal Rates of Return (%) Futures Strip May 23, 2011

Pennsylvania Marcellus Shale Gas Forecast 12 Source: Bentek

Marcellus Rich Gas 13 Source: Range Resources

Representative Marcellus Gas Compositions 14 Marcellus Gas Samples Sample I Sample II Sample III Sample IV Energy Content (MMBtu/Mcf) 1370 1270 1200 1080 Recoverable Liquids (GPM) Ethane C2 4.410 4.023 3.510 1.793 Propane C3 1.940 1.437 0.980 0.268 i-Butane IC4 0.250 0.177 0.130 0.041 n-Butane NC4 0.690 0.400 0.230 0.049 i-Pentane IC5 0.180 0.083 0.060 0.013 n-Pentane NC5 0.250 0.110 0.050 0.009 C6+ C6+ 0.280 0.183 0.080 0.029 GPM 8.000 6.413 5.040 2.202 Recoverable Liquids (% of Bbl) Ethane C2 55.1% 62.7% 69.6% 81.4% Propane C3 24.3% 22.4% 19.4% 12.2% i-Butane IC4 3.1% 2.8% 2.6% 1.9% n-Butane NC4 8.6% 6.2% 4.6% 2.2% i-Pentane IC5 2.3% 1.3% 1.2% 0.6% n-Pentane NC5 3.1% 1.7% 1.0% 0.4% C6+ C6+ 3.5% 2.9% 1.6% 1.3%

Rich-Gas Economics 15 $4.00 NYNEX Henry Hub $85.00 NYMEX WTI Based on 12/10 Gas Quality (1) Assumes 1130 Btu, Post Processing Natural Gas & Ethane NGLs Condensate Production by product .91 mcf 2.25 gallons/mcf .012 bbls/mcf wellhead and compressors Btu adjustment less fuel loss .972 Btu .044 net bbls - Price & basic adjustment $4.10 Btu $43.55 NGL/bbl (2) $63.25 bbl Gross realized by product $3.98 net $1.61 net (3) $0.75 net $6.34 per one mcf Gathering, compression and  transportation (deducted from gas price) $0.75 to $1.25 Operating expenses $0.25 to $0.40 Will decline over time as volumes increase $ 4.00 NYMEX equates to $6.34 per one mcf (1) Realization will change as gas quality changes (2) Uses 51% of WTI for Marcellus NGL (2 year avg.) (3) Realized price of $36.80 after deductions Source: Range Resources

Appalachian Rich Gas Infrastructure

Legacy Appalachian Facilities 17 MarkWest is the largest gas processor and fractionator in the Appalachian Basin MarkWest operates five gas processing plants with total capacity of approximately 505 MMcf/d, including recently acquired Langley complex NGLs are transported to Siloam for fractionation, storage, and marketing Existing propane and heavier fractionation capacity of 24,000 Bbl/d Existing storage capacity of approximately 260,000 barrels Midstream infrastructure under construction Expansion of cryogenic processing capacity at Langley complex Complete Ranger NGL pipeline MarkWest has operated vertically integrated gas processing and NGL fractionation, storage, and marketing in the Northeast for more than 20 years The Northeast provides premium markets for NGLs Fractionating NGLs into purity products is critical Marketing options must include truck, rail, and pipeline Storage is essential Langley Ranger NGL Pipeline Under Construction Right of Way Fractionation Facility Processing Plant

MarkWest Liberty Overview

- **Joint Venture with The Energy & Minerals Group**
  - Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus
- **Competitive advantages**
  - Significant first mover advantage in the prolific Marcellus Shale with key producer acreage dedications of up to 300,000 liquids-rich acres
  - Critical gathering, processing, transportation, fractionation, storage, and marketing infrastructure
  - Extensive NGL marketing experience in the Northeast
- **Market Access**
  - Interconnected to Columbia Gas Transmission (CGT), National Fuel, TETCO, and TEPPCO Products Pipeline
  - 325 MMcf/d gathering capacity
  - More than 200 miles of pipe and 72,000 hp of compression
- **Cryogenic gas processing capacity**
  - 625 MMcf/d current
  - 945 MMcf/d by mid-2012
- **NGL fractionation capacity**
  - 42,000 barrel per day fractionator currently online
  - 60,000 barrel per day fractionator in third quarter of 2011
  - Once complete, MarkWest Liberty will operate the largest NGL fractionation and logistics complex in the Northeastern United States


PENNSY
Houston
Majorsville
Mobley
Sherwood
WEST VIRGINIA

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Liberty Marcellus Project History 19 TEPPCO PRODUCTS PIPELINE Rich Gas Dry Gas 2008

Liberty Marcellus Project History Houston Plant Site 20

Liberty Marcellus Project History 21 2009 Houston Processing Complex Houston I 35 MMcf/d 5 Compressor Stations TEPPCO PRODUCTS PIPELINE Rich Gas Dry Gas Houston I

Liberty Marcellus Project History

2010



PENNSYLVANIA
Rich Gas
Houston II
Houston I
Majorsville I
WEST VIRGINIA
Dry Gas
TEPPCO PRODUCTS PIPELINE

Houston Processing Complex	
Houston I	35 MMcf/d
10 compressor stations	
Houston II	120 MMcf/d
C3 Pipeline	TEPPCO Deliveries

Majorsville Processing Complex	
Majorsville I	135 MMcf/d
NGL Pipeline to Houston	

MARKWEST ENERGY PARTNERS, L.P. 22

Liberty Marcellus Project History Houston Processing and Fractionation Complex 23

Liberty Marcellus Project History Majorsville Processing Complex 24

Liberty Marcellus Project History

2011


PENNSYLVANIA
Rich Gas
Houston III
Houston I & II
Majorsville II
Majorsville I
WEST VIRGINIA
Dry Gas
TEPPCO PRODUCTS PIPELINE

Houston Processing Complex	
Houston I	35 MMcf/d
Houston II	120 MMcf/d
13 Compressors stations	
C3 Pipeline	TEPPCO Deliveries
Houston III	200 MMcf/d
C3+ Fractionation	42,000 Bbl/day
Rail Loading	200 Rail Cars

Majorsville Processing Complex	
Majorsville I	135 MMcf/d
NGL Pipeline to Houston	
Majorsville II	135 MMcf/d

MARKWEST ENERGY PARTNERS, L.P. 25

Liberty Marcellus Project History

2012 Current Planned



PENNSYLVANIA
Rich Gas
Houston I,II,III
Majorsville I,II
Mobley
Sherwood
WEST VIRGINIA
Dry Gas
TEPPCO PRODUCTS PIPELINE

Houston Processing Complex	
Houston I	35 MMcf/d
Houston II	120 MMcf/d
Houston III	200 MMcf/d
16 Compressor stations	
C3 Pipeline	TEPPCO Deliveries
C3+ Fractionation	60,000 Bbl/day
Rail Loading	200 Rail Cars

Majorsville Processing Complex	
Majorsville I	135 MMcf/d
NGL Pipeline to Houston	
Majorsville II	135 MMcf/d

Mobley, WV	
Mobley I	120 MMcf/d
NGL Pipeline to Majorsville	

Sherwood, WV	
Sherwood I	200 MMcf/d
NGL Pipeline to Mobley	

MARKWEST ENERGY PARTNERS, L.P. 26

An Evolving Shale Gas Complex Siloam Langley Kenova Cobb Kermit Boldman Majorsville Houston Mobley Marcellus Shale Huron Shale Utica Shale Sherwood 27

28 Pennsylvania Marcellus Shale Liquids Forecast Source: Bentek

Marcellus Ethane Sources and Production 29 Majorsville Processing Complex Mobley Processing Plant Houston Processing Complex 3rd Party Processing Plants 29 Near Term Future Required Potential Capacity Capacity Recovery Recovery (MMcfd) (MMcfd) (MBPD) (MBPD) MW Houston 355 355 10 24 MW Majorsville 270 470 13 31 MW Mobley 120 240 6 16 MW New Plant 200 400 11 27 MW Other 0 335 9 22 3rd Party 300 540 14 36 Misc Other 0 120 3 8 Total 1,245 2,460 66 165 Processing Plant

Project Mariner East and West 30 Houston Fractionator Project Mariner East Project Mariner West New MarkWest Pipeline Existing Sunoco Pipeline Existing Sunoco Pipeline

Shale Gas Expansion Capital Requirements

2011 growth capital forecast of $675 million to $700 million*


Southwest
$85 to $90
Northeast
$270 to $280
Liberty
$320 to $330

Liberty

- Liquids-rich gas gathering system
- Houston III processing plant
- Majorsville II processing plant
- Mobley I processing plant
- Sherwood I processing plant
- Fractionation facility
- NGL pipeline
- Railyard / truck loading facility

Northeast

- Langley III processing plant
- Completion of Ranger NGL pipeline

EQT Acquisition:

- Langley processing complex
- ~28,000 horsepower of compression
- Partially constructed Ranger NGL pipeline

Southwest

- Arapaho III processing plant
- Haynesville gathering lines
- Compressor / pipeline additions
- New well connects / trunklines
- Other expansion

* Includes the $230 million Langley/Ranger acquisition from EQT

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Conclusion Unconventional gas plays have radically altered the gas supply outlook from just a few years ago The compelling economics of liquids rich plays are driving current natural gas development The development of shale plays in the Northeast is supported by very large, local markets and a growing pipeline grid The economic uplift associated with the rich Marcellus shale has driven significant production growth in southwestern Pennsylvania and northern West Virginia Significant field gathering and liquids handling infrastructure is required to meet the potential volume growth in the Marcellus liquids rich region Service providers are investing the capital and committing the resources to ensure the infrastructure is developed in a timely and efficient manner in an effort to meet producer, municipal, and market requirements 32

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 33